2009 Barclays Capital Back-To-School Consumer Conference Presentation September 9, 2009 Exhibit 99.2

Cliff Fleet Vice President Investor Relations Altria Client Services

Safe Harbor Statement
Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement other than in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May
Affect Future Results” in the Company’s 2008 Annual Report and its
Quarterly Report on Form 10-Q for the quarter ended June 30, 2009
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are available on the Company’s website at www.altria.com

Mike Szymanczyk Chairman and Chief Executive Officer Altria Group, Inc.

Altria’s Executive Management
Mike Szymanczyk Chairman and Chief Executive Officer, Altria
Dave Beran          EVP and Chief Financial Officer, Altria
Craig Johnson      EVP, Altria; and President, PM USA
Marty Barrington     EVP, Chief Compliance & Administrative
Officer, Altria
Murray Garnick        SVP and Associate General Counsel, ALCS

Reshaping Altria
Completed the integration of John Middleton Co.
Executing the integration of UST LLC
Reshaped the corporate structure with three central support
organizations
– Altria Client Services
– Altria Sales & Distribution
– Altria Consumer Engagement Services
Continuing to reduce cigarette infrastructure ahead of volume declines

External Environment Economy has remained in recession Tobacco excise taxes have significantly increased FDA was granted regulatory authority over tobacco products

Economic Conditions
Source: U.S. Department of Labor Bureau of Labor Statistics http://stats.bls.gov/news.release/empsit.nr0.htm; Blue Chip Economic Indicators,
The Conference Board (http://www.conference-board.org/economics/ConsumerConfidence.cfm)
Unemployment Rate Consumer Confidence
9.7
7.3
3
10
Jan-93 Aug-09
54
77
20
200
Jan-93 Aug-09

Excise Tax Environment Federal excise tax on cigarettes increased 62¢ per pack to $1.01 per pack

Cigarette State Excise Taxes Enacted in 2009
Source: ALCS Government Affairs
NJ
HI
WA
ID
OK
LA
AL
IL IN
OH
ME
VT
NY
CA
OR
MT
IA
NM
MI
UT
NE
CO
KY
TN
GA
MA
AZ
NH
CT
DE
FL
TX
MS
MN
DC
AR
ND
KS
SC
MO
NC
PA
AK
MD
RI
VA
WV
WI
WY
NV
SD
Increased SET
PR

Weighted State Excise Tax - Cigarettes
Source: ALCS Estimates (SET and User Fees Per Pack –Year End & Quarter-end)
* through September 1, 2009
$0.78
$0.87
$0.88
$1.01
$1.12
$1.13
$1.15
$1.24
$0.00
$1.50
2004 2005 2006 2007 2008 1Q 09 2Q 09 3Q 09 TD*

C-Store Pack Price +25% Cigarette Industry Dynamics Source: IRI/Capstone Integrated Retail Panel * Adjusted for trade inventory changes Estimated Volume* Change Q2 08 Q2 09 ~ (8%) Q2 08 Q2 09

Long-term Tobacco Category Growth Rates Source: ALCS Estimates: Note: Smokeless is defined as moist smokeless and spit-less tobacco products ~7% ~3% 0% 10% Machine-made Large Cigars Smokeless

Profit Pool ($ in Billions) Tobacco Manufacturers’ Profit Pool Source: ALCS Estimates +7.5% 48% 55% 0% 100% 1H 2008 1H 2009 Altria’s Share of Profit Pool +7.0pp $5.2 $5.6 $5.0 $6.0 1H 2008 1H 2009

FDA Legislation of Tobacco Products
President Obama signed legislation granting FDA authority to regulate tobacco products
Regulation should benefit adult tobacco consumers in the long-
term
Promote more predictability in tobacco industry

FDA Legislation of Tobacco Products Do not agree with every element of new law Supported enactment Intend to work constructively with agency and others in the industry

FDA Regulation Implementation Implementation of law will take place over time Several areas require the FDA to take action through rule making

FDA Regulation Timeline
2009
September
Initial quarterly
User Fee
2010
March
FDA issues
regulations on
sale,
promotion &
advertising
2011
June
FDA issues
color graphic
warning
requirements
2010
June
Remove
descriptors
from cigarette
packs
Source: FDA legislation (HR 1256)
2010
August
Report on
Menthol

Altria’s Approach to FDA Regulation History of successfully adapting to change Preparing for federal regulation for many years Created Regulatory Affairs department

Cigarettes Segment’s First-half 2009 Performance
+8.8%
Source: Altria company reports, IRI/Capstone Integrated Retail Panel
Adjusted OCI*
($ in Billions)
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com
41.9% 41.9%
40%
43%
1H 2008 1H 2009
+0.0pp
Marlboro
Retail Share
$2.7
$2.4
$2.3
$2.9
1H 2008 1H 2009
’s

Smokeless Segment’s First-half 2009 Performance
Adjusted Operating Companies Income* of $339 million
Integration proceeding smoothly
Enhanced value equations on Copenhagen & Skoal
Source: Altria company reports
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com

USSTC’s Premium Retail Share Source: InfoScan Smokeless Tobacco Database (4wm) Q2 2009 Premium MST Retail Share 48.5% 48.5% 43% 52% March 28, 2009 June 27, 2009

Cigars Segment’s First-half 2009 Performance
Adjusted OCI*
($ in Millions)
+3.2%
Black & Mild
Retail Share
29.2%
27.3%
25%
31%
1H 2008 1H 2009
+1.9pp
Source: Altria company reports
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com
$97
$94
$85
$105
1H 2008 1H 2009
’s

Wine Segment’s First-half 2009 Performance
Adjusted OCI* of $24 million
Continues to show underlying strength
Negatively impacted by trade inventory depletions and
weakness in on-premise sales
Source: Altria company reports
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com

Financial Services Segment’s Performance Source: Altria company reports OCI ($ in Millions) $104 $203 $0 $250 1H 2008 1H 2009

Altria’s Cost Management Program ($ in Millions) Source: Altria company reports $805 $695 $1,500 $0 $1,500 2007- 1H 2009 Savings Add. Cost Savings Expected by 2011 2007 - 2011

Altria’s Headcount Source: ALCS; Note: Includes headcount for Altria and all its subsidiary companies ~10,200 ~10,400 0 13,000 Dec-08 Aug-09

7.5%
8.7%
10.3%
6.3%
9.6%
2005 2006 2007 2008 2009
Historical Increase
Altria’s Dividend
$1.28
$1.36
$1.00
$1.50
Aug-08 Aug-09
2009 Increase
+6.3%
Source: Altria company reports and press releases  (Note: Annualized Dividend Rate)

Altria’s First-half 2009 Performance
+8.5%
Source: Altria company filings; Total Shareholder Return – Bloomberg ending 8.31.09
Adjusted Earnings
Per Share*
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com
26%
15%
10%
0%
30%
Altria S&P 500 S&P Food,
Beverage &
Tobacco
Total Shareholder Return
$0.82
$0.89
$0.60
$1.10
1H 2008 1H 2009

Altria Reaffirms 2009 Guidance
Due to FET-related pricing strategies, the third and fourth
quarters of 2009 are planned to have lower adjusted EPS
growth when compared to the first and second quarters of
2009
Altria reaffirms that its 2009 adjusted diluted earnings per share* from continuing operations is expected to increase to a range of $1.72 to $1.77, representing a 4% to 7% growth rate from an adjusted base of $1.65 per share in 2008
Source: Altria company filings, Note: Federal Excise Tax (FET)
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com

Altria’s Growth Objectives
Maximize income while maintaining share momentum on
Marlboro in cigarette category
Return Copenhagen and Skoal to volume growth in-line or
slightly ahead of category growth
Profitably assume share leadership in the machine-made large cigar category driven by Black & Mild
Continue to grow Ste. Michelle Wine Estates’ income and
improve its return on assets

Leadership Brands’ Characteristics Sizeable share of category Strong adult demographics High brand loyalty Growth opportunities for share and income with innovative products

Cigarettes Segments’ First-half 2009 Performance Source: Altria company filings, IRI/Capstone Integrated Retail Panel Retail Share 50.2%

Cigarette Category Segments Source: IRI/Capstone Integrated Retail Panel - 1H 2009 Non-Menthol Segment 71% Menthol Segment 29%

Share of Non-Menthol Segments - Cigarettes
Source: IRI/Capstone Integrated Retail Panel - 1H 2009 (Cigarettes)
59%
57%
62%
58%
0%
100%
Total Non-Menthol FF Non-Menthol Lights Non-Menthol UL Non-Menthol
PM USA Balance of Industry

Source: Maxwell Reports; MSA Shipments; IRI/Capstone (Cigarettes) Menthol Segment’s Share Performance - Cigarettes 28.8% 29.0% 10% 40% 1982 1985 1988 1991 1994 1997 2000 2003 2006 1H 09

Share of Menthol Segments - Cigarettes Source: IRI/Capstone - 1H 2009 (Cigarettes) 28% 20% 41% 0% 100% Total Menthol FF Menthol Lights/UL Menthol PM USA Balance of Industry

Menthol Retail Share Performance - Cigarettes
24.5%
28.0%
2002 1H 2009
PM USA’s Share of
Menthol
+3.5pp
2.8%
5.6%
2002 1H 2009
Marlboro
Menthol’s
Retail Share
+2.8pp
Source: IRI/Capstone - 1H 2009 (Cigarettes)

Source: InfoScan Smokeless Tobacco Database – 1H 2009; Note: Smokeless is defined as moist smokeless and spit-less tobacco products, includes smokeless products manufactured by USSTC and PM USA
Smokeless Segments’ First-half 2009 Performance
Retail Share
55.5%

Mint
11%
Other
6%
39%
Natural
33%
Straight
11%
Smokeless Tobacco Category Flavor Segments
Source: InfoScan Smokeless Tobacco Database – 1H 2009; Note: Smokeless is defined as moist smokeless and spit-less tobacco products
Wintergreen

Share of Flavor Segments – Smokeless Tobacco
Source: InfoScan Smokeless Tobacco Database – 1H 2009; Note: Smokeless is defined as moist smokeless and spit-less tobacco products, includes smokeless products manufactured by USSTC and PM USA
35%
79%
44%
51%
82%
0%
100%
Wintergreen Natural Straight Mint Other
USSTC & PM USA Balance of Industry

Smokeless Tobacco Category - Form Segments
Source: InfoScan Smokeless Tobacco Database – 1H 2009; Note: Smokeless is defined as moist smokeless and spit-less tobacco products
Pouches
10%
Fine Cut
28%
Long Cut
62%

Share of Form Segments – Smokeless Tobacco
Source: InfoScan Smokeless Tobacco Database – 1H 2009; Note: Smokeless is defined as moist smokeless and spit-less tobacco products, includes smokeless products manufactured by USSTC and PM USA
46%
76%
59%
0%
100%
Long Cut Fine Cut Pouches
USSTC & PM USA
Balance of Industry

Smokeless Tobacco Pouches USSTC and PM USA are planning initiatives In market late 2009 and 2010

Source: InfoScan Cigar Database – 1H 2009 Machine-made Large Cigars - Size Segments Tipped Cigarillo 35% Untipped Cigarillo 43% Non- Cigarillo 22%

Share of Machine-made Large Cigars Segments Source: InfoScan Cigar Database – 1H 2009 84% 0% 100% Tipped Cigarillo Untipped Cigarillo Non-Cigarillo Middleton Balance of Industry

Cigar Growth Opportunity
Untipped cigarillos represent the largest incremental opportunity
Untipped cigarillo growing segment
Middleton currently does not participate in this growing segment
Source: InfoScan Cigar Database

New Tobacco Products Build businesses in growing segments Many new products in market by December 2009 Full impact on volume, share and income expected in 2010 and beyond

Altria’s Tobacco Operating Companies

Tobacco Categories are Important to Retailers
Cigarettes represented 33% of in-store revenues and 17% of
profits
Other tobacco products are one of the fastest-growing
segments
Source: Convenience Store News, Convenience stores in 2008

Trade Relationships Principles
Having the best brands in the best positions
Allocating shelf space to brand share to assure in-stock
inventory
Communicating new products and promotions to adult tobacco
consumers
Encouraging underage sales prevention through non-self
service merchandising
Source: Altria Sales & Distribution

Benefits of Integrated Tobacco Categories
Higher profitability per square foot
Improving visibility for smokeless tobacco and machine-made
large cigars to adult consumers
Reducing youth access to tobacco products
Source: Altria Sales & Distribution

Cigarette Launch Introductions Effective introduction of new and innovative products Improved speed to market for new product launches by 30% since 2006

Assisting Retailers Tobacco products important to many retailers’ financial success Altria Sales & Distribution assists retailers by providing them with tools for insights and information

Litigation Environment Substantial success in managing the litigation environment; however significant challenges remain Detailed discussion in Altria’s recent Form 10-Q

Approach to Litigation Approach to litigation remains the same Continue vigorously defending claims

Altria’s 2009 Performance
Adjusted EPS* up 8.5% in the first-half of 2009
Increased dividend by 6.3%
Altria’s total shareholder return is 26%
* For reconciliations of non-GAAP to GAAP numbers visit www.altria.com, adjusted diluted EPS from continuing operations
Source: Altria company reports; Bloomberg (8/31/09)

Long-term Growth Target of 8% - 10% adjusted EPS per year Continue to believe it is an achievable objective Operating environment impacts ability to reach objective in any given year

Strategies to Achieve Long-term Growth Grow income by investing in four strong brands, Marlboro, Copenhagen, Skoal and Black & Mild, while continuing to optimize cost structures

Strategies to Achieve Long-term Growth
Grow income by investing in four strong brands, Marlboro,
Copenhagen, Skoal
and Black & Mild, while continuing to
optimize cost structures
Return cash to shareholders in the form of dividends

Altria’s Dividends
Plans to maintain its targeted 75% payout ratio and increase dividends in-line with future adjusted EPS growth
Increased dividend 42 times in 40 years
Commitment to return a large amount of cash to shareholders
through dividends

Strategies to Achieve Long-term Growth
Grow income by investing in four strong brands, Marlboro,
Copenhagen, Skoal
and Black & Mild, while continuing to
optimize cost structures
Return cash to shareholders in the form of dividends
Preserve strong balance sheet

SABMiller Investment Helping solidify Altria’s investment grade credit rating Growing earnings per share Strengthening Altria’s financial profile

SABMiller Investment (Pre-tax $ - Billions) Source: Bloomberg as of August 31, 2009 $10.0 $3.4 $0 $14 Jul-02 Aug-09

SABMiller Investment Benefits to Altria Contributed $3.1 billion in equity earnings since 2002 Paid $1.3 billion in dividends since 2002 Currently plan to maintain economic interest in SABMiller

Strategies to Achieve Long-term Growth
Grow income by investing in four strong brands, Marlboro,
Copenhagen, Skoal
and Black & Mild, while continuing to
optimize cost structures
Return cash to shareholders in the form of dividends
Preserve strong balance sheet
Focus on reducing the cost of debt

Non-GAAP Financial Measures
Altria reports its consolidated financial results in accordance with generally accepted accounting principles (GAAP).  Today’s remarks may contain various operating results on both a reported basis and on an adjusted basis, which excludes items that affect the comparability of report results.
Altria’s management reviews OCI, which is defined as operating income before corporate expenses and amortization of intangibles, to evaluate segment performance and allocate resources.  Altria’s management also reviews OCI, operating margins and earnings per share (EPS) on an adjusted basis, which excludes certain income and expense items that management believes are not part of underlying operations because such items can obscure underlying business trends.  Management believes it is appropriate to disclose these measures to help investors analyze underlying business performance and trends.
Such adjusted measures are regularly provided to management for use in the evaluation of segment performance and allocation of resources. All references in the remarks are to continuing operations, unless otherwise noted.
Reconciliations of any non-GAAP financial measures to the most directly comparable
GAAP measures can be found posted to our website at www.altria.com

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2008
(dollars in millions)
Reported OCI                            $2,377
Exit costs 29
Implementation costs 32
Adjusted OCI $2,438
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2009
(dollars in millions)
Reported OCI                                  $2,569
Exit costs 34
Implementation costs 50
Adjusted OCI $2,653
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigarettes Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30
(dollars in millions)
2008 adjusted OCI $2,438
2009 adjusted OCI $2,653
% change 2009 adjusted OCI versus prior-year period 8.8%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Smokeless Products Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2009
(dollars in millions)
Reported OCI                      $175
Exit costs 123
Integration costs 28
UST acquisition-related costs* 13
Adjusted OCI $339
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
* Excludes exit and integration costs

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2008
(dollars in millions)
Reported OCI $91
Integration costs 3
Adjusted OCI $94
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2009
(dollars in millions)
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Reported OCI $90
Integration costs 7
Adjusted OCI $97

Cigars Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30
(dollars in millions)
2008 adjusted OCI $94
2009 adjusted OCI $97
% change 2009 adjusted OCI versus prior-year period 3.2%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Wine Segment’s
Adjusted Operating Companies Income (OCI)
for Six Months Ended June 30, 2009
(dollars in millions)
Reported OCI                              $10
Exit costs 2
Integration costs 2
UST acquisition-related costs*                                                   10
Adjusted OCI $24
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
* Excludes exit and integration costs

Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Six Months Ended
June 30, 2008
Reported diluted EPS from continuing operations $0.73
Exit, integration and implementation costs 0.09
Gain on sale of corporate headquarters building                 (0.12)
Loss on early extinguishment of debt 0.12
Adjusted diluted EPS from continuing operations $0.82
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Six Months Ended
June 30, 2009
Reported diluted EPS from continuing operations $0.77
Exit, integration and implementation costs 0.08
UST acquisition-related costs* 0.06
SABMiller gains on issuances of common stock (0.06)
SABMiller intangible asset impairments 0.04
Adjusted diluted EPS from continuing operations $0.89
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
* Excludes exit and integration costs

2008 adjusted diluted EPS
from continuing operations $0.82
2009 adjusted diluted EPS
from continuing operations $0.89
% change in 2009 adjusted diluted EPS
from continuing operations versus prior-year period 8.5%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures
Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Six Months
Ended June 30

Adjusted Diluted Earnings per Share (EPS) from Continuing
Operations Attributable to Altria for Year Ended
December 31, 2008
Reported diluted EPS from continuing operations    $1.48
Tax Items (0.03)
Gain on sale of corporate headquarters building (0.12)
Loss on early extinguishment of debt 0.12
SABMiller intangible asset impairments 0.03
UST acquisition-related costs* 0.02
Exit, integration and implementation costs                      0.15
Adjusted diluted EPS from continuing operations $1.65
* Excludes exit and integration costs
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Projected Full-Year Adjusted Diluted Earnings per Share
(EPS) from Continuing Operations Attributable to Altria for
Year Ending December 31, 2009
Projected reported diluted EPS from continuing
operations $1.51 to $1.56
Exit, integration and implementation costs 0.17
UST acquisition-related costs* 0.06
SABMiller gains on issuances of common stock (0.06)
SABMiller intangible asset impairments                          0.04
Projected adjusted diluted EPS from continuing
operations $1.72 to $1.77
* Excludes exit and integration costs
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures

Projected Full-Year Adjusted Diluted Earnings per Share
(EPS) from Continuing Operations Attributable to Altria for
Year Ending December 31
2008 adjusted diluted EPS from continuing
operations $1.65
2009 projected adjusted diluted EPS from
continuing operations $1.72 to $1.77
% change in 2009 projected full-year adjusted
diluted EPS from continuing operations versus
the prior-year period 4% - 7%
Source: ALCS Finance, reconciliation between GAAP and non-GAAP financial measures